UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report - November 24, 2004

(Date of Earliest Event Reported)

Carpenter Technology Corporation

(Exact Name of Registrant as specified in its charter)

Delaware	1-5828	23-0458500
(State of Incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

P.O. Box 14662, Reading Pennsylvania, 19612

(Address of principal executive offices)

Registrant’s telephone number, including area code (610)208-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans

On November 24, 2004, Carpenter Technology Corporation (“Carpenter”) sent a notice to directors and executive officers of Carpenter informing them that a blackout period with respect to the Savings Plan of Carpenter Technology Corporation will be in effect beginning at 12:00 a.m. on December 24, 2004, and will continue until on or about January 9, 2004. Carpenter provided the notice to its directors and executive officers in accordance with Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR.

A copy of the notice is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) and (b) None.

(c) Exhibit:

Exhibit 99. Notice of Blackout Period to Directors and Executive Officers of Carpenter Technology Corporation dated November 24, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 30, 2004	CARPENTER TECHNOLOGY CORPORATION
(Registrant)

	By:	/s/ David A. Christiansen
David A. Christiansen
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description
99.	Notice of Blackout Period to Directors and Executive Officers of Carpenter Technology Corporation dated November 24, 2004